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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K/A

                      -------------------------------------


                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



            November 3, 2000                                 1-15117
--------------------------------------           ------------------------------
Date of Report (Date of earliest                     (Commission File Number)
  event reported)

                                  ON2.COM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                         84-1280679
--------------------------------------           -------------------------------
(State or other jurisdiction of                  (I.R.S. Employer Identification
 incorporation or organization)                   Number)



                              375 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 941-2400
                   ------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

On November 3, 2000, On2.com Inc. (the "Company") completed its acquisition of Eight Cylinder Studios, Inc. In connection with the acquisition, the Company issued 748,638 shares of its common stock, par value $0.01 ("Common Stock"), and options to purchase 897,642 shares of Common Stock. Upon completion of the transaction and final review of the acquisition terms, the acquisition was valued at $2,304,000. This amount differed from the original purchase price estimate disclosed in the Company's Form 10-QSB for the nine months ended September 30, 2000. As a result of this change, no historical and pro forma financial statements are required.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not required.

      (b)   Not required.

      (c)   Exhibits


              None.






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SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ON.2 COM INC.

                              By: /s/  Mark J. Meagher
                                  ------------------------------------
                                  Name:   Mark J. Meagher
                                  Title:  Executive Vice President and
                                          Chief Financial Officer



Dated:  January 17, 2001



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